UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

Cineverse Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31810	22-3720962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 W. 35th St. Suite 500, #947
New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 206-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CLASS A COMMON STOCK, PAR VALUE $0.001 PER SHARE	CNVS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of IndiCue

On February 12, 2026, Cineverse Corp, (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with John Marchesini, Nicholas Frazee, Michael Wanetik, Iurii Gorokhov, Kyrylo Shkodkin and Adtelligent Holdings Limited (collectively, the “Sellers”). The Agreement provides, among other things, that, subject to the terms and conditions set forth therein, the Company will purchase from the Sellers all of the issued and outstanding equity securities (the “Acquisition”) of IndiCue, Inc., a Delaware corporation (“IndiCue”), a next-generation CTV monetization and engagement platform, built for media owners, publishers, and streaming platforms that want full control over their Connected TV advertising (the “IndiCue Business”).

The purchase price for the Acquisition is $22,000,000, subject to working capital and other adjustments, consisting of (i) $12,800,000 in cash at closing and (ii) $9,200,000 in cash or, if stockholder approval is obtained, $9,200,000 of shares of Class A Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) at a per share price equal to the greater, as of the date of the Agreement, of (A) the 5 day VWAP and (B) the Nasdaq Minimum Price, on the first anniversary of the closing of the Acquisition, or earlier under certain circumstances. In addition, the Company will pay the Sellers certain post-closing earnout amounts (if any) based on IndiCue’s achievement of certain revenue growth targets and gross margin targets, payable in cash or shares of common stock under certain circumstances. The Agreement includes certain restrictive covenants of the Sellers, including noncompetition provisions.

The Agreement provides that concurrently with the closing of the Acquisition, the Company will enter into a registration rights agreement (the “IndiCue Registration Rights Agreement”) with the Sellers, pursuant to which the Company will agree to file a registration statement for the resale of the Registrable Securities (as defined in the IndiCue Registration Rights Agreement) with the SEC.

The foregoing summary and description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which will be filed in accordance with SEC rules and regulations.

Convertible Notes

On February 12, 2026, the Company entered into note purchase agreements (each, a “Purchase Agreement”) with certain lenders (individually, an “Investor” and collectively, the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors convertible notes in the aggregate principal amount of $13,000,000 (each, a “Note”).

The Notes will mature on the earlier to occur of (i) the four year anniversary of issuance and (ii) an event of default (such date, the “Maturity Date”). The Notes will bear interest at a rate of 9% per annum payable in cash or, as to a portion, in shares of Common Stock in the holder’s discretion.

At any time after issuance of the Notes, the Investors may convert their Notes, in whole or in part, into shares of Common Stock, in accordance with the terms of the Notes at a conversion price per share of not less than the Nasdaq Minimum Price after market close on February 12, 2026 (the “Conversion Price”), subject to customary adjustments upon any stock split, stock dividend, stock combination, recapitalization or similar events. The Company can require conversion in tranches of up to approximately 15% of the original principal amount of the Notes during each of the six-month periods beginning July 1, 2026 and ending December 31, 2028, with any unconverted tranches available on a cumulative basis in future tranches.

The Notes may be prepaid by paying 100% of the outstanding principal amount, interest on the outstanding principal amount through the earlier of the Maturity Date or the date that is 24 months from the date of prepayment, and warrants to purchase the number of shares of Common Stock into which the principal amount then outstanding would be convertible at the Conversion Price, with such warrants having an exercise price equal to such Conversion Price and a term that ends on the Maturity Date.

The Notes will rank junior to secured debt of the Company, including the Second Amended and Restated Loan, Guaranty, and Security Agreement, dated as of April 8, 2025, by and among East West Bank (the “Existing Lender”), the Company and the Guarantors party thereto.

The Purchase Agreements provide customary representations, warranties, and covenants of the Company and the Investors. The Notes contain customary affirmative and negative covenants. The Notes also contain standard and customary events of default. Upon a change of control, as defined in the Notes, the Investors will receive 120% of the outstanding principal amount of the Notes unless the Investors elect to receive consideration in the Change of Control on an as-converted basis in lieu of the cash payment. Part of the proceeds from the sale of the Notes will be used to fund the cash portion of the purchase price of the Acquisition.

The Investors have the right to designate one non-voting observer to the Company’s Board of Directors under certain limited circumstances.

The Purchase Agreements provide that concurrently with the closing of the sale of the Notes, the Company will enter into a registration rights agreement (the “Notes Registration Rights Agreement”) with the Investors, pursuant to which the Company will agree to file a registration statement for the resale of the Registrable Securities (as defined in the Notes Registration Rights Agreement) with the SEC.

The securities are being offered pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws.

The Benchmark Company, LLC is acting as the sole placement agent for sale of the Notes.

On February 12, 2026, the Company issued a press release announcing the entry into the Agreement and entry into the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1.

The foregoing does not purport to be a complete description of the Purchase Agreement, and such description is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed in accordance with SEC rules and regulations.

Item 2.02	Results of Operations and Financial Condition.

Based upon preliminary estimated financial results, the Company expects preliminary unaudited revenue and net loss for the three months ended December 31, 2025 will be approximately $15 million to $17 million and $(0.5) to $(1.0), respectively. The Company expects preliminary unaudited Adjusted EBITDA for the three months ended December 31, 2025 will be approximately $2.0 to $3.0 million.

The ranges of unaudited revenue, net income and Adjusted EBITDA for the three months ended December 31, 2025 reflect the Company’s preliminary estimates with respect to such results based on currently available information and is subject to completion of its financial closing procedures. The Company’s financial closing procedures for the three months are not yet complete and, as a result, its actual results may vary from the estimated preliminary results presented here.

The preliminary estimates presented herein have been prepared by, and are the responsibility of, management. EisnerAmper LLP, our independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial information. Accordingly, EisnerAmper LLP does not express an opinion or any other form of assurance with respect thereto.

We define Adjusted EBITDA to be earnings before interest, taxes, depreciation and amortization, stock-based compensation expense, merger and acquisition costs, restructuring, transition and acquisitions expense, net, goodwill impairment and certain other items.

We present Adjusted EBITDA because we believe that Adjusted EBITDA is a useful supplement to net income (loss) from continuing operations as an indicator of operating performance. We also believe that Adjusted EBITDA is a financial measure that is useful both to management and investors when evaluating our performance and comparing our performance with that of our competitors. We also use Adjusted EBITDA for planning purposes, and to evaluate our financial performance because Adjusted EBITDA excludes certain incremental expenses or non-cash items, such as stock-based compensation charges, that we believe are not indicative of our ongoing operating performance.

We believe that Adjusted EBITDA is a performance measure and not a liquidity measure, and therefore a reconciliation between net income (loss) from operations and Adjusted EBITDA has been provided in the financial results. Adjusted EBITDA should not be considered as an alternative to net income (loss) from operations as an indicator of performance, or as an alternative to cash flows from operating activities as an indicator of cash flows, in each case as determined in accordance with GAAP, or as a measure of liquidity. In addition, Adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. We do not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

Following is the reconciliation of our consolidated net loss to Adjusted EBITDA (in thousands):

	For the Three Months Ended December 31, 2025
	(Low end of range)	(High end of range)
Net loss	$(500)	$(1,000)
Add Back:
Income tax expense	15	20
Depreciation and amortization	1,000	1,500
Interest expense	175	225
Stock-based compensation	750	1,250
Other expense (income), net	—	10
Net income attributable to noncontrolling interest	(40)	(60)
Acquisition-related costs	500	750
Other transaction costs(1)	75	125

Adjusted EBITDA	$1,975	$2,820

(1)	- Primarily includes costs related to employee severance related costs.

The information in this Item 2.02 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing regardless of any general incorporation language in such filing.

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief, plans or expectations for the Company’s business, operations, financial performance or condition, including, without limitation, statements regarding estimated unaudited revenues, net income and Adjusted EBITDA. These statements use words, and variations of words, such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” You are cautioned not to rely on these forward-looking statements. These forward-looking statements are made as of the date of this Current Report, are based on current expectations of future events and thus are inherently subject to a number of risks and uncertainties, many of which involve factors or circumstances beyond the Company’s control. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties and other factors include: successful execution of our business strategy, particularly for new endeavors; the performance of our targeted markets; competitive product and pricing pressures; changes in business relationships with our major customers; successful integration of acquired businesses; the content we distribute through our in-theatre, on-line and mobile services may expose us to liability; general economic and market conditions; our financial condition and financial flexibility, including, but not limited to, our ability to obtain necessary financing for our business as and when needed; and the other risks and uncertainties that are described from time to time in our filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of IndiCue, Inc.

Audited financial statements of IndiCue, Inc. as of and for the years ended December 31, 2024 and 2023, together with the related notes to the financial statements are included as Exhibit 99.2 to this Form 8-K.

Unaudited financial statements of IndiCue, Inc. for the nine months ended September 30, 2025, together with the related notes to the financial statements, are included as Exhibit 99.3 to this Form 8-K.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2025, and the unaudited pro forma condensed consolidated income statements of the Company for the year ended March 31, 2025 and the six months ended September 30, 2025, that reflect the Acquisition are included as Exhibit 99.4 to this form 8-K.

Exhibit No.	Description

23.1	Consent of Eisner Amper LLP

99.1	Press release dated February 12, 2026

99.2	Audited financial statements of IndiCue, Inc. for the years ended December 31, 2024 and 2023, together with the related notes to the financial statements.

99.3	Unaudited financial statements of IndiCue, Inc. for the nine months ended September 30, 2025, together with the related notes to the financial statements.

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2025, and the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended March 31, 2025 and the six months ended September 30, 2025, together with related unaudited notes to the proforma financial statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2026	By:	/s/ Gary Loffredo
	Name:	Gary S. Loffredo
	Date:	Chief Legal Officer, Secretary and Senior Advisor